EXHIBIT 10.1

Form of Subscription Agreement

SUBSCRIPTION AGREEMENT

For Jilco Industries, Inc.

Common Stock Upon Conversion of Note(s)

August 7, 2007

Jilco Industries, Inc.

P. O. Box 10539

Beverly Hills, California 90213

Ladies and Gentlemen:

Pursuant to the Notice of Request For Conversion attached hereto I request conversion of the              percent (        %) right, title and interest I own in those certain Revolving Demand Note(s) I hold (copies which are attached as Exhibit A to said Notice of Request for Conversion), including interest accrued through June 30, 2005 into Shares of Common Stock, no par value (the Shares), at a conversion rate of $.075 per Share of Jilco Industries, Inc., a California corporation (the “Company”), in accordance with the terms of this Subscription Agreement (this “Agreement”):

1. Subscription. I understand and agree to the following in connection with my investment in the Company:

(a) The Company may accept or reject my subscription, in whole or in part, in its sole discretion.

(b) If my subscription is accepted, I will become a shareholder of the Company, holding the Shares, with the rights and privileges set forth in the Articles of Incorporation and Bylaws of the Company.

(c) My subscription is irrevocable.

2. Representations and Warranties. In consideration of the Company’s acceptance of this Subscription Agreement, I hereby make the following representations and warranties to the Company and to all of its shareholders, which representations and warranties shall survive any acceptance of my subscription:

(a) Investment Purpose. I am acquiring the Shares of Common Stock, for my own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, I reserve the right to dispose of the Shares at any time in accordance with or pursuant to an effective registration statement covering such Shares or an available exemption under the Securities Act. I understand the Company does not intend to register the Shares and that I have no right to require such registration. My overall commitment to investments, including the Shares, that are not readily marketable is reasonable in relation to my net worth. I have sought such accounting, legal and tax advice, as I have considered necessary to make an informed investment decision with respect to my acquisition of the Shares. I have substantial experience in making investment decisions of this type and have the requisite knowledge to assess the relative merits and risks of an investment in the Company and I have the capacity to protect my own interests in connection with this investment or I have a pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons.

(b) Accredited Investor Status. I am an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D. I am willing and able to bear the economy risk of an investment in the Company, have no need for liquidity in my investment in the Company and am able to sustain a complete loss of my investment in the Company.

(c) Reliance on Exemptions. I understand that the Shares are being offered and sold to me in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and my compliance with, the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and my eligibility to acquire such securities.

(d) Information. I and my advisors (and my counsel), if any, have been furnished with all materials which I have requested relating to the business, finances and operations of the Company and information I deemed material to making an informed investment decision regarding my purchase of the Shares. I and my advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. I understand that my investment in the Shares involves a high degree of risk. I am in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enables me to obtain information from the Company in order to evaluate the merits and risks of this investment. I recognize that the Company has no recent operating history and that an investment in the Shares involves substantial risks. I understand that by converting the Note into Shares my creditor rights in the event of the Company’s bankruptcy will be lost.

(e) No Governmental Review. I understand that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares, or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(f) Transfer or Resale. I understand that (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule

144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(g) Rule l44k Eligibility. I am not an “affiliate” of the Company and have not been an affiliate of the Company for the preceding ninety days. The Revolving Demand Note(s) which I hold was issued by the Company more than two years ago and interest accrued thereon through June 30, 2005 is more than two years old. The Revolving Demand Note(s) is a “security” under the tests set forth in Reves v. Ernst & Young, 110 S. Ct. 945 (1990). Under Rule 144 (d)(3)(ii) I am permitted to tack the holding period of the Revolving Demand Note(s) to the Shares issuable upon conversion of the Revolving Demand Note(s). I acquired the Revolving Demand Note(s) by gift from an affiliate of the Company. Therefore, under Rule l44(d)(3)(v) I may tack the Revolving Demand Note(s) holding period of the affiliate. Therefore, since I am deemed to have held the securities of the Company being converted into Shares for more than two years I request that the Share certificates be issued without a restrictive legend under the provisions of Rule l44(k).

(h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on my behalf and is a valid and binding agreement enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) Receipt of Documents. I have received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company’s Form 10-KSB for the fiscal year ended July 31, 2006; (iv) the Company’s Form 10-QSB for the fiscal quarters ended October 31, 2006, January 31, 2007 and April 30, 2007 and (v) answers to all questions I submitted to the Company regarding an investment in the Company; and I have relied on the information contained therein.

(j) No Legal Advice From the Company. I acknowledge that I have had the opportunity to review this Agreement and the transactions contemplated by this Agreement with my own legal counsel and investment and tax advisors. I am relying solely on such counsel and advisors and not on any statements’ or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3. Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered in person, sent by Federal Express, overnight delivery, or sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, and addressed as follows:

If to the Company, at the address set forth on the first page hereof; and

If to me, at my address set forth on the Signature Page hereof;

or such other address as either party may from time to time specify in writing to the other in the manner aforesaid. If personally delivered, such notices or other communications shall be deemed delivered upon delivery. If sent by Federal Express, overnight delivery, such notices or other communications shall be deemed delivered on the business day following the date-of the delivery of such notices or other communications to Federal Express. If sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, such notices or other communications shall be deemed delivered upon delivery or refusal to accept-delivery as indicated on the return receipt.

4. Agreement to Indemnify Company. I hereby agree to indemnify and hold harmless the Company and all of its shareholders from any and all damages, losses, costs, and expenses (including attorneys’ fees and costs) which they may incur (a) by reason of my failure to fulfill any of the terms and conditions of this Agreement, (b) by reason of my breach of any of my representations, warranties, or agreements contained herein or (c) with respect to any and all claims made by or involving any person, other than me personally, my estate or legal representative, claiming any interest, right, title, power, or authority in respect to my investment in the Company. I further agree and acknowledge that these indemnifications shall survive any sale or transfer, or attempted sale or transfer, of any portion of my Shares or my death.

5. Special Power of Attorney. I hereby irrevocably make, constitute, and appoint the officers of the Company and each of them, with full power of substitution, as true and lawful attorney, for me and in my name, place, and stead for my use and benefit to execute and acknowledge and, to the extent necessary, to file and record any instrument, application, certificate, or affidavit that my be required to be filed by the Company under the laws of the State of California or any other federal, state, or local agency or authority.

The foregoing power of attorney is coupled with an interest, is irrevocable and shall survive my death, bankruptcy, incompetency, or legal disability or my assignment of the whole or any portion of my Shares, and any assignee does hereby constitute and appoint the officers of the Company and each of them, his true and lawful attorney in the same manner with the same force and for the same purpose as his assignor.

This special power of attorney does not supersede any part of the Articles Of Incorporation or Bylaws of the Company nor is it to be used to deprive me of any of my rights. It is intended only to provide a simplified method of execution of documents.

6. Agreement Binding on Heirs: Governing Law. This Agreement shall be binding upon my heirs, successors, estate, legal representatives, an assigns; provided, however, that this Agreement cannot be assigned by me without the prior written consent of the Company. This Agreement shall he enforced, governed and construed in accordance with the laws of the State of California.

7. Execution Authorized. If this Agreement is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Agreement and all other instruments in connection with the purchase of the Shares, and the signature of the undersigned is binding upon such entity.

8. Definitions of Terms. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons herein may require.

IN WITNESS WHEREOF, I have executed this Agreement as of the date first written above

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

Name:

Signature:

Address:

Number of Shares:

SUBSCRIPTION ACCEPTED:
JILCO INDUSTRIES, INC. a California corporation
By:
Name:	Martha Kertzmer
Title:	President and Director

NOTICE OF REQUEST FOR CONVERSION

TO: JILCO INDUSTRIES, INC.

The undersigned, holder of a          percent interest in those certain revolving demand notes (copies of which are attached hereto as Exhibit A), which          percent (         %) has an outstanding Principal amount of $                     (the “Notes”), issued by Jilco Industries, Inc. (the “Company”), hereby requests the Company to convert all of its                  percent right, title and interest in the Notes, equal to $                     of Principal and the accrued but unpaid interest of the Note through June 30, 2005 equal to $                    , for a total of $                     into Shares of Common Stock of the Company at a conversion rate of $0.075 per Share, for a total of              shares Common Stock of the Company.

Please issue the shares of Common Stock as follows:

Name of Stockholder:

Social Security Number:

Street Address:

City. State. Zip Code:

And deliver it to the above address, unless a different address is indicated below.

Dated:
Signature